CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-35605 and 333-66381.


                                             /s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona
August 9, 2000